UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 11, 2024
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CURO GROUP HOLDINGS CORP
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W Hubbard Street, 8th Floor, Chicago, IL		60654
(Address of Principal Executive Offices)		(Zip Code)

(312) 470-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	N/A (1)	NYSE

(1) On March 11, 2024, the New York Stock Exchange (the “NYSE”) announced that (i) it had suspended trading of CURO Group Holdings Corp. (the “Company”) common stock, which had traded on the NYSE under the trading symbol “CURO” (the “Common Stock”) and (ii) it had determined to commence proceedings to delist the Common Stock. The NYSE subsequently filed a Form 25 with the Securities and Exchange Commission (the “SEC”) on March 14, 2024 to delist the Common Stock from the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting will be effective 10 days after the filing of the Form 25. The deregistration of the Common Stock under Section 12(b) of the Exchange Act will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement

Amendments to 7.500% Senior 1.5 Lien Secured Notes due 2028 and 7.500% Senior 2.0 Lien Secured Notes due 2028 Forbearance Agreements

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2024, CURO Group Holdings Corp. (the “Company”) entered into a Forbearance Agreement on March 1, 2024 (the “1.5L Notes Forbearance Agreement”) with certain beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) (the “1.5L Forbearing Noteholders”) of approximately 84% of the outstanding aggregate principal amount of the Company’s outstanding 7.500% Senior 1.5 Lien Secured Notes due 2028 (the “1.5L Notes”). Pursuant to the 1.5L Notes Forbearance Agreement, each of the 1.5L Forbearing Noteholders has agreed to, among other things, (a) forbear from exercising all of its rights and remedies under the indenture governing the 1.5L Notes, dated as of May 15, 2023 (as amended, supplemented or otherwise modified from time to time, the “1.5L Indenture”), among the Company, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and collateral agent (the “1.5L Indenture Trustee”), the 1.5L Notes and applicable law, including not directing the 1.5L Indenture Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of (i) non-payment of the interest payment due on February 1, 2024 with respect to 1.5L Notes in the amount of approximately $25.6 million (the “1.5L Interest Payment Default”), (ii) any potential default arising from the Company’s potential failure to maintain liquidity equal to or greater than $75,000,000 as of February 29, 2024 (the “Potential 1.5L Liquidity Event of Default”), (iii) any cross-default under any Qualified Receivables Facility (as such term defined in the 1.5L Indenture) arising from the 1.5L Interest Payment Default, the Potential 1.5L Liquidity Event of Default, the facts and circumstances giving rise to the 1.5L Interest Payment Default and the Potential 1.5L Liquidity Default and the non-payment of the interest payment under the 2.0L Notes (any such cross default, a "Cross Default") and (iv) a failure or potential failure of the Company and certain of its subsidiaries to notify the 1.5L Indenture Trustee of the occurrence of any such defaults or events of default (the “1.5L Notice Defaults” and, together with the 1.5L Interest Payment Default, any Cross Default and the Potential 1.5L Liquidity Event of Default, the “1.5L Specified Defaults”) and (b) if the 1.5L Indenture Trustee commences or is requested to exercise any rights and remedies by non-forbearing holders pursuant to the 1.5L Indenture, to use reasonable efforts to cause the 1.5L Indenture Trustee to rescind such exercise of rights and remedies under the 1.5L Indenture to the extent permitted by the 1.5L Indenture.

The forbearance period under the 1.5L Notes Forbearance Agreement commenced on March 1, 2024 and was set to expire on the earlier of (a) March 18, 2024 and (b) the occurrence of any of the specified termination events described therein.

The 1.5L Notes Forbearance Agreement may be amended with the consent of 1.5L Forbearing Noteholders holding at least two-thirds of the amount of 1.5L Notes held by all 1.5L Forbearing Noteholders (“Requisite Forbearing 1.5L Noteholders”). On March 15, 2024, the Company received notices on behalf of 1.5L Forbearing Noteholders constituting Requisite Forbearing 1.5L Noteholders, consenting to an extension of the scheduled expiration date under the 1.5L Notes Forbearance Agreement to March 25, 2024.

Also on March 1, 2024, the Company entered into a Forbearance Agreement (the “2.0L Notes Forbearance Agreement”) with certain beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) (the “2.0L Forbearing Noteholders”) of approximately 74% of the outstanding aggregate principal amount of 7.500% Senior Secured Notes due 2028 (the “2.0L Notes” and, together with the 1.5L Notes, the “Notes”). Pursuant to the 2.0L Notes Forbearance Agreement, each of the 2.0L Forbearing Noteholders has agreed to, among other things, (a) forbear from exercising all of its rights and remedies under the indenture governing the 2.0L Notes, dated as of July 30, 2021 (as amended, supplemented or otherwise modified from time to time, the “2.0L Indenture”), among the Company, the guarantors named therein and TMI Trust Company, as trustee and collateral agent (the “2.0L Indenture Trustee”), the 2.0L Notes and applicable law, including not directing the 2.0L Indenture Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of non-payment of the interest payment due on February 1, 2024 with respect to the 2.0L Notes in the amount of approximately $11.9 million (the “2.0L Specified Default”) and (b) if the 2.0L Indenture Trustee commences or is requested to exercise any rights and remedies by non-forbearing holders pursuant to the 2.0L Indenture, to use reasonable efforts to cause the 2.0L Indenture Trustee to rescind such exercise of rights and remedies under the 2.0L Indenture to the extent permitted by the 2.0L Indenture.

The forbearance period under the 2.0L Notes Forbearance Agreement commenced on March 1, 2024 and was set to expire on the earlier of (a) March 18, 2024 and (b) the occurrence of any of the specified termination events described therein.

The 2.0L Notes Forbearance Agreement may be amended with the consent of 2.0L Forbearing Noteholders holding at least two-thirds of the amount of 2.0L Notes held by all 2.0L Forbearing Noteholders (“Requisite Forbearing 2.0L Noteholders”). On March 15, 2024, the Company received notice on behalf of 2.0L Forbearing Noteholders constituting Requisite Forbearing 2.0L Noteholders, consenting to an extension of the scheduled expiration date under the 2.0L Notes Forbearance Agreement to March 25, 2024.

Amendment to First Lien Credit Agreement Waiver

Further, as previously disclosed, the Company’s failure to make the interest payments on the Notes due on February 1, 2024 constituted an event of default (the “1.0L Cross Default”) under that certain First Lien Credit Agreement (the “1.0L Credit Agreement”), dated as of May 15, 2023, among the Company, the subsidiary guarantors party thereto, the lenders party thereto and Alter Domus (US) LLC, as administrative agent and collateral agent (the “Agent”). On February 2, 2024, the Required Lenders (as such term is defined in the 1.0L Credit Agreement) provided a waiver of, among other things, the 1.0L Cross Default through March 1, 2024, subject to certain conditions. On March 1, 2024, lenders holding more than 80% of the outstanding loans under the 1.0L Credit Agreement provided a waiver (the “1.0L Waiver”) of, among other things, (a) the 1.0L Cross Default, (b) any potential default arising from the Company’s potential failure to maintain liquidity equal to or greater than $75,000,000 as of February 29, 2024, (c) any potential cross default in connection with the Company's potential failure to satisfy certain minimum liquidity requirements and (d) any event of default arising from the failure of the Company to provide notice of the foregoing.

On March 15, 2024, lenders holding at least a majority of the outstanding loans under the 1.0L Credit Agreement delivered an amendment to the 1.0L Waiver (the “1.0L Waiver Amendment”) extending the scheduled expiration date under the 1.0L Waiver to March 25, 2024.

The foregoing description of the 1.0L Waiver Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 1.0L Waiver Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 11, 2024, the New York Stock Exchange (the “NYSE”) notified CURO Group Holdings Corp. (the “Company”), and publicly announced, that it had determined to commence proceedings to delist the Company’s common stock, par value $0.001 per share (the “Common Stock”), as a result of the Company’s non-compliance with Rule 802.01B of the NYSE Listed Company Manual, which requires listed companies to maintain an average global market capitalization over a consecutive 30 trading day period of at least $15 million. Trading in the Common Stock on the NYSE was suspended after market close on March 11, 2024. The Company has decided not to appeal the NYSE’s delisting determination.

On March 14, 2024, the NYSE filed a Form 25 with the SEC to delist the Common Stock from the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The delisting will be effective 10 days after the filing of the Form 25.

As a result of the suspension in trading and impending delisting, the Common Stock is currently trading on the Pink Sheets platform operated by OTC Markets Group, Inc. (the "OTC Pink Open Market") under the symbol “CURO”. However, there is no guarantee that a broker will continue to make a market in the common stock or that trading of the common stock will continue on an OTC market or elsewhere.

The Company intends to file a Form 15 with the SEC to terminate the registration of the Common Stock under the Exchange Act and to suspend the Company’s reporting obligations under the Exchange Act with respect to the Common Stock.

ITEM 7.01 Regulation FD Disclosure

Press Release

On March 15, 2024, the Company issued a press release announcing the extension of the expiration dates under the 1.5L Notes Forbearance Agreement and the 2.0L Notes Forbearance Agreement and the entry into the 1.0L Waiver Amendment.

A copy of the Company’s press release announcing such matters is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Stakeholder Discussions

As previously announced, the Company and its advisors continue to be engaged in discussions with certain of its key lenders and other stakeholders regarding a potential comprehensive financial restructuring to strengthen the Company’s balance sheet and financial position. These discussions remain ongoing.

The information contained in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for any purpose. This Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this Item 7.01 in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements include assumptions about various matters, such as the Company’s continued discussions with certain of its key lenders and other stakeholders, the outcome or timing of such process and its expectations for filing the Form 15 with the SEC. In addition, words such as “estimate,”

“believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “guidance,” “expect,” “anticipate,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. The Company’s ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of the Company’s control, that could cause actual results to differ materially from those in the forward-looking statements, including the risk that the Company will be unable to execute on a comprehensive financial restructuring and the risk that the Company’s discussions with its lenders and other stakeholders will be unduly delayed or unsuccessful, as well as other factors discussed in the Company’s filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that the Company does not presently know or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. The Company undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

ITEM 9.01     Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
10.1
Amendment to 1.0L Waiver, dated as of March 15, 2024, by and among CURO Group Holdings Corp., the guarantors under the 1.0L Credit Agreement party thereto and each of the lenders under the 1.0L Credit Agreement party thereto*

99.1	Press Release, dated March 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish on a supplemental basis to the SEC a copy of any omitted schedule upon request by the SEC.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of March, 2024.

                        CURO Group Holdings Corp.
                        By: /s/ Ismail Dawood
                        Ismail Dawood
                        Chief Financial Officer